Long term loan and other non-current liabilities	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Long term loan and other non-current liabilities

Note 13: —Long term loan and other non-current liabilities

Long-term loan and other long-term liabilities consisted of the following as of:

	December 31,
	2020	2019
Long-term loan less current maturities of long-term loan	$2,147	$2,535
Contingent consideration	1,505	2,439
Other	383	638
	$4,035	$5,612

As part of the Israel office space operating lease agreement, the lessor agreed to finance an amount of $3,963 out of the total cost of leasehold improvements in the office space. The loan is indexed to the consumer price index and bears an effective interest rate of 4.2%. The loan is paid over a period of ten years and is not subject to financial covenants.

The future payments of long-term loan as of December 31, 2020 were as follows:

2021	$560
2022	407
2023	408
2024	425
2025 and after	907
$2,707